                                                                   Exhibit 10.13


                              EMPLOYMENT AGREEMENT

     This Agreement is dated as of March 31, 2000 by and between Iconixx - Houston, Inc., a Delaware corporation (the "Company") and D. Derrik Deyhimi (the
                                            -------
"Executive").
 ---------

                                   Recitals:
                                   --------

     A.  Iconixx Corporation, a Delaware corporation ("Iconixx"), the Company, a
                                                       -------
wholly-owned subsidiary of Iconixx, EnterpriseWorks, L.L.C., a Texas limited liability company ("EnterpriseWorks") and certain members of EnterpriseWorks
                    ---------------
(the "Members"), have entered into an Asset Purchase Agreement dated as of March
      -------
23, 2000 (the "Asset Purchase Agreement") providing for the purchase of
               ------------------------
substantially all of the assets of EnterpriseWorks by Iconixx, through the Company;

     B. Pursuant to the Asset Purchase Agreement, the Executive, as one of the Members, received a substantial portion of the Purchase Price paid by the Company for the Purchased Assets pursuant to the Asset Purchase Agreement;

     C. The Company recognizes that the Executive's services have contributed to the goodwill inherent in EnterpriseWorks' business, which goodwill constitutes a substantial asset of EnterpriseWorks purchased by the Company;

     D. The Company has required the Executive to enter into this Agreement as a condition precedent to the purchase of the Purchased Assets pursuant to the Asset Purchase Agreement;

     E. As an employee of the Company, the Executive will be given access to or come into contact with certain proprietary and/or confidential information of the Company and Iconixx; and

     F. The Company and the Executive desire to enter into this Agreement to provide for the terms and conditions of the Executive's employment with the Company.

                                   Agreement:
                                   ---------

         NOW, THEREFORE, the parties hereto agree as follows:

     1.  Definitions.   As used herein, the following terms shall have the
         -----------
following meanings.

         "Board" means the Company's board of directors.
          -----

          "Business" means the business of providing information technology,
           --------
enterprise resource and systems integration consulting in the United States of America.

          "Business Day" means any day other than a Saturday or Sunday or a day
           ------------
on which commercial banks are required or authorized to close in Houston, Texas.

          "Cause" means (i) a material breach of this Agreement (including,
           -----
without limitation, Sections 5 and 6) by the Executive, which remains
                    ----------     -
uncorrected within thirty (30) days written notice to the Executive of such breach; (ii) the conviction or arrest of the Executive of or for a felony, a crime involving theft, dishonesty or moral turpitude; (iii) the Executive's commission of any intentional discrimination or sexual harassment with respect to the employees, customers or suppliers of the Company, Iconixx or their Subsidiaries which, after due consultation with counsel, the Board reasonably believes to be actionable after the Executive has been given an opportunity to present his side of the allegations to the Board; provided, however, that Executive shall have the right to appeal such judgment of the Board within five days thereafter by notifying the Board in writing of his desire to submit such matter to binding arbitration (such arbitration to be conducted in Houston, Texas within 60 days thereafter before one arbitrator determined by the American Arbitration Association under its commercial rules of arbitration); (iv) the Executive's substantial and repeated failure to report to work or perform his duties to the Company or Iconixx as determined by the Board in good faith, other than by reason of death or Permanent Disability; (v) the Executive's willful failure to comply with, failure to perform or conscious disregard of the reasonable directives of the Board or uncorrected violation of any statutory or common law duty of loyalty to the Company or Iconixx that is not cured within thirty (30) days after written notice thereof is provided to the Executive; or
(vi) any material misrepresentation or material and willful non-disclosure by the Executive to the Board in connection with the performance of Executive's duties after the date hereof. For purposes hereof, whether or not the Executive has committed an act or omission of the type referred to in subparagraphs (i) through (vi) above will be determined by the Board in its reasonable, good faith discretion, based upon the facts known to the Board at the relevant time.

          "Change of Control" shall have the meaning set forth in Section 7(f).
           -----------------                                      ------------

          "Companies" means collectively Iconixx, the Company and their
           ---------
Subsidiaries.

          "Confidential Information" means (i) the terms and provisions of the
           ------------------------
Asset Purchase Agreement and the Acquisition and (ii) all confidential information (for purposes of this Agreement and the Asset Purchase Agreement, confidential information shall refer to all information which is the subject of reasonable efforts by Iconixx and/or the Company to maintain its non-public character or to otherwise prevent such information from becoming widely known) and trade secrets of Iconixx, the Company or their Affiliates including, without limitation, any of the same comprising the identity, lists or descriptions of any customers, referral sources or organizations; financial statements, cost reports or other financial information; contract proposals, or bidding information; business plans and training and operations methods and manuals; personnel records; fee structure; and management systems, policies or procedures, including related forms and manuals. Confidential Information shall not include any information (a) which is disclosed pursuant to subpoena or other legal process, (b) which has been publicly disclosed, or (c) which is subsequently disclosed to any third party not in breach of a confidentiality agreement.

          "Good Reason" shall have the meaning set forth in Section 7(f).
           -----------                                      ------------

          "Permanent Disability" means the Executive is unable to perform, by
           --------------------
reason of physical or mental incapacity, his then duties or obligations to the Company, for a period of 90 consecutive days or a total period of 180 days in any 360-day period.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity, including a governmental entity or any department, agency or political subdivision thereof.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Subsidiary" means, with respect to any Person, any Person of which
           ----------
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership, membership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in another Person if such Person or Persons shall be allocated a majority of the gains or losses of or shall be or control the managing director or a general partner of such other Person.

          2.  Employment.  The Company agrees to employ the Executive, and the
              ----------
Executive hereby accepts employment with the Company on a full-time basis consistent with the Executive's position and duties, upon the terms and conditions set forth in this Agreement for the period beginning on the date hereof and ending as provided in Section 2(c) (the "Employment Period").
                                 ------------       -----------------

          (a)  Position and Duties.
               -------------------

               (i) During the Employment Period, the Executive shall serve as President of the Company and the President of the Western Region of Iconixx and shall have the duties, responsibilities and authority that designated by the Board and the Chief Executive Officer of Iconixx, subject to the direction and supervision of the Board and the Chief Executive Officer of Iconixx. Notwithstanding the foregoing, it is agreed and understood that the Executive's primary responsibility shall be to the business of the Company with the Executive spending such amount of time devoted to the business of the Companies as is mutually agreed on from time to time by the Executive and the Company.

               (ii) The Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Companies. The Executive shall perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

          (b)  Salary and Benefits.
               -------------------

               (i) During the Employment Period, the Executive's base salary shall be $180,000 per year (such annual salary, as it may be adjusted upward by the Board in its discretion, being referred to as the "Base Salary"). The Base
                                                       -----------
Salary shall be payable in regular installments in accordance with the Company's general payroll practices, shall be subject to customary withholding and may be increased (but not decreased) at the discretion of the Board.

               (ii) In addition to the Base Salary, Executive will be eligible for and shall be eligible to receive an annual cash incentive bonus payment for each fiscal year not to exceed 120% of the Executive's Base Salary (each, a "Performance Bonus") in an amount to be determined by the Company's Board.
------------------

               (iii) The Company will reimburse the Executive for all reasonable travel and other expenses incurred by the Executive in connection with the performance of his duties and obligations under this Agreement. The Executive shall comply with such reasonable limitations and reporting requirements with respect to expenses as may be established by the Company from time to time.

               (iv) In addition, the Executive will be entitled to participate in all compensation or employee benefit plans or programs and receive all benefits and perquisites for which salaried employees of the Company generally are eligible under any plan or program now or established later by the Company on the same basis as similarly situated senior executives of the Companies. The Executive will participate to the extent permissible under the terms and provisions of such plans or programs, in accordance with program provisions. Nothing in this Agreement will preclude the Company from amending or terminating any of the plans or programs applicable to salaried employees or senior executives of the Companies as long as such amendment or termination is applicable to all salaried employees or senior executives, as the case may be, so long as such plans or programs are replaced with plans no less favorable, in the aggregate, than existing plans.

          (c) Term.  The Employment Period shall initially extend until March 1,
              ----
2003 unless either the Company or the Executive gives the other sixty (60) days prior written notice of its or his intention not to further extend the term of the Executive's employment; provided that the Executive's employment shall terminate prior to such date (x) upon the Executive's death or Permanent Disability, (y) upon resolution of the Board, with or without Cause, or (z) subject to the provisions contained herein, the Executive's resignation, with or without Good Reason.



          (d) Severance.  If the Executive's employment with the Company is
              ---------
terminated by the Company without Cause, or if Executive terminates his employment with the Company for Good Reason, the Executive shall be entitled to receive an amount equal to the Executive's Base Salary (prior to any reduction) for twelve (12) months following the date of such termination, including all health care benefits to which he was previously entitled. All amounts payable to the Executive pursuant to this provision shall be payable, as determined by the Board in its discretion, either in one lump sum payment within 30 days of the date of such termination or in regular installments in accordance with the Company's regular payroll practices and subject to customary withholding. The Executive hereby agrees that no severance compensation shall be payable in the event of termination for Cause, resignation other than for Good Reason, or as a result of death or Permanent Disability, and the Executive hereby waives any claim for severance compensation except as set forth in this Section 2(d).
                                                             ------------

          (e) Termination or Reduction of Severance.  If at any time after
              -------------------------------------
termination of employment hereunder the Executive breaches any of the provisions of Section 5 or Section 6 hereof and if the Executive fails to cure such breach,
   ---------    ---------
in all material respects, within 30 days after the Company has given to the Executive written notice of such breach, the Company shall no longer be obligated to make any payments pursuant to Section 2(d) above.
                                           ------------

          3.  Representations and Warranties of the Executive.
              -----------------------------------------------

              (i)    The Executive:

                     (1) has not been convicted within the last five years of any felony or misdemeanor in connection with the offer, purchase, or sale of any security or any felony involving fraud or deceit, including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud;

                     (2) is not currently subject to any state administrative enforcement order or judgment entered by a state securities administrator within the last five years or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including, but not limited to, making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within the last five years; or

                     (3) is a citizen of the United States of America and resident of the State of Texas.

              (ii) This Agreement constitutes the legal, valid and binding obligations of the Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Executive is a party or any judgment, order or decree to which the Executive is subject.


     4.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Executive that:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry out the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement has been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, and the fulfillment of and compliance with the respective terms hereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

     5.   Confidentiality and Ownership.
          -----------------------------

          (a) Information.  The Executive agrees that, except to the extent
              -----------
required by applicable law, statute, ordinance, rule, regulation or orders of courts or regulatory authorities, he shall not disclose to any unauthorized person or use for his own account any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of the Executive's acts or omissions to act. The Executive shall deliver to the Company at the termination of such Executive's employment, or at any other time the Board may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) and the business of the Companies which he may then possess or have under his control.

          (b) Inventions and Patents.  The Executive agrees that all inventions,
              ----------------------
innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Companies' actual or firmly planned business, research and development or existing or future products or services and which are conceived, developed or made by the Executive prior to the date hereof while employed by the Company ("Work
                                                                   ----
Product") belong to the Companies.  The Executive will promptly disclose such
-------
Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Executive's employment period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

     6.   Non-compete, Non-solicitation, Transition.
          -----------------------------------------

          (a) The Executive acknowledges that in the course of his employment with the Company he has become familiar, and he will become familiar, with the Company's trade secrets and with other Confidential Information and that his services have been and will be of special, unique and extraordinary value to the Company. Therefore, the Executive agrees that he shall not, during the time period ending on either (i) the third (3rd) anniversary of the date hereof, if the Executive is terminated for Cause or resigns other than for Good Reason; or
(ii) the lesser of the third (3rd) anniversary of the date hereof; or twelve
(12) months after the Termination of the Executive's employment hereunder, if the Executive is terminated without Cause or resigns for Good Reason (the "Covenant Period"), directly or indirectly own, operate, manage, control,
 ---------------
participate in, consult with, advise, or engage in services for any Person engaged in a business in competition with the Business or in any manner engage in any start up of a business (including by himself or in association with any person, firm, corporate or other business organization or through any other entity) in competition with the Business as in existence on the date of Termination of the Executive's employment or the Business that will be engaged in by the Companies within three months after the date of such Termination pursuant to firm plans of the Companies in effect as of the date of Termination and known to the Executive, within the United States, Canada & Mexico. Notwithstanding the foregoing, if at any time the Company shall default in the payment of the severance required under Section 2(d) and the Company fails to remedy any such default upon thirty (30) days written notice thereof, the Covenant Period shall terminate upon the expiration of such cure period. Nothing herein shall prohibit the Executive from being a passive owner of not more than 5% of the outstanding stock or equity of a Person which is publicly traded, so long as the Executive has no active participation in the business of such Person.

          (b) During the Covenant Period and, in the event that Executive's employment ends after September 30, 2002, for a period of six months after such date of Termination, the Executive shall not directly or indirectly through another entity (i) solicit any employee of or independent contractor to the Company or, to the extent known by the Executive, the other Companies, to leave the employ of or breach independent contractor contracts with the Companies, or in any way deliberately interfere with the relationship between the Companies and any employee thereof (including, without limitation, inducing or attempting to induce any union, employee or group of employees to interfere with the Business or operations of any of the Companies) or (ii) induce or attempt to induce any customer, supplier, distributor, franchisee, licensee or other business relation of the Company or, to the extent known by the Executive, the other Companies, to cease doing business with any of the Companies, or in any way deliberately interfere with the relationship between any such customer, supplier, distributor, franchisee, licensee or business relation and the Companies.

          (c) During the Covenant Period, the Executive will not take any action (or cause any such action to be taken by another Person) that primarily has the effect of discouraging any vendor, lessor, licensor, customer, contractor, subcontractor, supplier, or other business associate of the Company from maintaining the same business relations with the Company after the Closing as it maintained with EnterpriseWorks prior to the Closing. During the Covenant Period, the Executive will refer all customer inquiries relating to the Business to the Company.

          (d) The Executive agrees that: (i) the covenants set forth in this
Section 6 are reasonable in geographical and temporal scope and in all other
---------
respects, (ii) the Company would not have entered into this Agreement but for the covenants of the Executive contained herein, and (iii) the covenants contained herein have been made in order to induce the Company to enter into this Agreement.

          (e) If, at the time of enforcement of this Section 6, a court shall
                                                     ---------
hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

          (f) The Executive recognizes and affirms that in the event of his material breach of any provision of this Section 6, money damages would be
                                         ---------
inadequate and the Company would have no adequate remedy at law. Accordingly, the Executive agrees that in the event of a breach or a threatened breach by the Executive of any of the provisions of this Section 6, the Company, in addition
                                           ---------
and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security).

     7.    Liquidated Damages and Pledge of Collateral.
           --------------------------------------------

           (a) The Executive, as an employee of the Company, understands that
(i) the Executive's services have contributed to the goodwill inherent in EnterpriseWorks' business, which goodwill constitutes a substantial asset of EnterpriseWorks purchased by the Company and (ii) the Executive's continued employment with the Company following the Closing Date is of vital importance to the Company. In partial consideration for the purchase price paid pursuant to the Asset Purchase Agreement and distributed to the Executive, the Executive agrees that, subject to the provisions of Section 7(b) below, in the event that
                                          ------------
either the Executive is terminated by the Company for Cause or the Executive resigns for any reason other Good Reason, then the Executive shall be required to pay to the Company upon the date of the Executive's actual termination (such date referred to as the "Termination Date"), the amount determined in accordance with the following schedule as liquidated damages (the "Damages"):

          Occurrence of Termination Date                 Damages Amount
          ------------------------------                 --------------
          On or prior to the first anniversary              $350,000.00
          of the date hereof

          After the first anniversary and on                $250,000.00
          or prior to the second anniversary of
          the date hereof

          After the second anniversary and on or            $150,000.00
          prior to the third (3rd) anniversary of the date hereof;

          provided, however the termination of this Agreement due to the death or the Permanent Disability of the Executive (as determined by the Board in its good faith judgment) shall not be deemed to be a resignation by Executive.

          (b) The Company and the Executive agree that the Company's first recourse for non-payment of any Damages payable by the Executive pursuant to the provisions set forth above shall be to the "Collateral" (as defined in paragraph
(e) below). The Company and the Executive further agree that the value of the Collateral to be surrendered in payment of any Damages shall be determined based on the "Collateral Valuation" determination provided in the Pledge Agreement (as defined in paragraph (e) below).

          (c) The Executive and the Company agree that it is impossible to determine with any reasonable accuracy the amount of prospective damages to either party upon breach of this Agreement by the other. The Executive and the Company further agree that the damages set forth above are reasonable, and not a penalty, based upon the facts and circumstances of the parties at the time of entering this Agreement, and with due regard to future expectations.

          (d) If the Executive's employment hereunder is terminated by the Company without Cause, the Executive resigns for Good Reason, or the Executive's employment is terminated due to the death or Permanent Disability of the Executive, then the Executive shall not be required to pay any Damages and shall be entitled to the prompt return and release of all Collateral (as defined below).

          (e) As collateral for the Executive's obligations under this Agreement, the Executive agrees to enter into that certain Pledge Agreement attached hereto as Exhibit A (the "Pledge Agreement") in which the Executive
                   ---------       ----------------
agrees to pledge to the Company the Pledged Shares (as defined in the Pledge Agreement) attached to the Pledge Agreement; provided, however, that the Pledged Shares and/or the proceeds received after the sale of such Pledged Shares in accordance with the Pledge Agreement and such other collateral as allowed under the Pledge Agreement (collectively, the "Collateral") shall be in an aggregate value at the Closing Date equal to the Damages, with the number of Pledged Shares (and value of other Collateral), to be reduced annually, based upon the aggregate value of such Pledged Shares (and other Collateral) to an amount equal to the then applicable Damages set forth in Section 7(a). In the event that the
                                            ------------
Executive does not pay the Damages payable as determined in accordance with the schedule set forth in Section 7(a) above within 30 days following the
                      ------------
Termination Date, the Company shall have the right to exercise its rights and remedies with respect to the Collateral (as more particularly set forth in the Pledge Agreement).

          (f) In the event the Executive resigns within 30 days following either
(i) a Change in Control (defined below) or (ii) an event constituting Good Reason (defined below), the Executive shall not be required to pay any Damages and shall be entitled to the prompt return and release of all Collateral.

               (i) "Change of Control" as used herein shall be deemed to have occurred if:

                      (A) Any "Person" or "Group" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 ("Exchange Act") as modified and used in Sections 13(d) and 14(d) of the Exchange Act) other than Thayer ITech Holdings, L.L.C. ("Thayer")), is or
                                                           ------
                           becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Iconixx or the Company representing more than 50% of the combined voting power of Iconixx' or the Company's then outstanding voting securities;

                      (B) The stockholders of Iconixx or the Company approve a merger or consolidation of Iconixx or the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of Iconixx or the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent company) 50% or more of the combined voting power of the voting securities of Iconixx, the Company or such surviving or parent entity outstanding immediately after such merger or consolidation; or

                     (C) The stockholders of Iconixx or the Company approve a plan of complete liquidation of Iconixx or the Company or an agreement for the sale or disposition by Iconixx or the Company of all or substantially all of Iconixx' or the Company's assets (or any transaction having a similar effect) other than such a sale or disposition to Thayer or its Affiliates.


               (ii)   "Good Reason" as used herein shall mean the Executive's
                       resignation within forty-five (45) days after the occurrence of any of the following events:

                       (A) Any material and permanent reduction in the Executive's title, position or responsibilities such that the Executive is no longer the President of the Company or its successor and the President of the Western Region of Iconixx,

                    (B) The required relocation of the Executive's office at which he is to perform his duties to a location more than 30 miles from the location of which the Executive performed his duties immediately following the date hereof, except for required travel on the Company's or Iconixx' business to an extent reasonably consistent with his business travel obligations prior to the acquisition of EnterpriseWorks by the Company,

                    (C) A material breach of this Agreement by the Company which remains uncorrected after thirty (30) days written notice to the Company of such breach;

                    (D) At any point on or after the second anniversary of the Closing, (i) the Chief Executive Officer of Iconixx being someone other than Stuart C. Johnson or the Executive; or (ii) someone other than the Executive having been appointed Chief Operating Officer of Iconixx or the functional equivalent of that position.

     8.   Notices.  All notices, demands or other communications to be given or
          -------
delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient with a confirmation of receipt and accompanied by a certified or registered mailing. Such notices, demands and other communications will be sent to the address indicated below:

               To the Company:
               --------------

               c/o Iconixx Corporation
               8300 Boone Boulevard, Suite 250
               Vienna, VA  22182
               Fax:  (703) 790-9033
               Attn:  Jason H. Levine
               with copies (which shall not constitute notice) to:
               --------------------------------------------------

               Thayer Capital Partners
               1455 Pennsylvania Avenue
               Suite 350
               Washington, DC  20004
               Fax:  202-371-0391
               Attn:  Robert Michalik

               with copies (which shall not constitute notice) to:
               --------------------------------------------------

               Hogan & Hartson, LLP
               555 Thirteenth Street, N.W.
               Washington, D.C. 20004-1109
               Fax: 202-637-5910
               Attn: Christopher J. Hagan

               To the Executive:
               ----------------

               c/o EnterpriseWorks, Inc.
               5301 Hollister, Suite 400
               Houston, Texas  77040
               Fax:  713-934-7711
               Attn:    D. Derrik Deyhimi

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     9.   Miscellaneous.
          -------------

          (a) Severability.  Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (b) Complete Agreement.  This Agreement and the agreements referred to
              ------------------
herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof.

          (c) Counterparts; Facsimile Transmission.  This Agreement may be
              ------------------------------------
executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile transmission.

          (d) Successors and Assigns.  Except as otherwise provided herein, this
              ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Executive, the Company, and their respective successors and assigns.

          (e) Governing Law.  All issues concerning this Agreement shall be
              -------------
governed by and construed in accordance with the laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Texas.

          (f) Remedies.  Each of the parties to this Agreement will be entitled
              --------
to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (g) Amendment and Waiver.  The provisions of this Agreement may be
              --------------------
amended and waived only with the prior written consent of the Company and the Executive.


                               *   *   *   *   *

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                                      -15-

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              Iconixx - Houston, Inc.


                              By:  /s/ Graham B. Perkins
                                   ---------------------------------------------
                              Its:  Graham B. Perkins
                                    Vice President and Secretary



                              The Executive


                              /s/ Derrik Deyhimi
                              --------------------------------------------------
                              D. Derrik Deyhimi